QUEST RESOURCE CORPORATION
                              a Nevada corporation
                             STOCK OPTION AGREEMENT


Quest Resource Corporation (the "Company"), hereby grants to the Optionee, and the Optionee hereby accepts, a stock option issued and approved by the directors on October 15, 2001 to purchase the number of such shares of the Company's Common Stock, par value $.001, specified below, during a term ending at midnight on the expiration date of the Option specified below, at the option exercise price specified below, subject to and upon the following terms and conditions:

1. IDENTIFYING PROVISIONS. As used in this Option, the following terms shall have the following respective meanings:

     Optionee:  Douglas L. Lamb
     (1)  Number of shares optioned:  225,000
     (2)  Stock Price per Share on Date of Grant:  $0.62
     (3)  Option Exercise Price per Share:  $1.00
     (4)  This is a Non-statutory Option.
     (5)  Grant Date and Expiration Date:
          An option for 225,000 shares shall be granted on October 15, 2001 (Date of Grant) to Douglas L. Lamb. This option shall expire on December 31, 2004 unless exercised. The option is exercisable on the Date of Grant, until expiration.
     (6)  Vesting:
          All two hundred twenty-five thousand (225,000) of the options shall be vested on the Date of Grant.

2. EXERCISE PERIOD AND EXPIRATION. The Option shall become exercisable as described in 1.(5) and 1.(6) above.

3. TERMINATION PROVISIONS. The right to exercise this Option is subject to the terms and conditions as described in 1. above and is not terminable by the Company."

4. REQUIREMENTS OF LAW. By accepting this Option, the Optionee represents and agrees for himself or herself and his or her transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933 is in effect or other exemption from registration is available to the Company as to shares purchased upon any exercise of this Option, (a) any and all shares so purchased shall be acquired for his or her personal account and not with a view to or for sale in connection with any distribution, and (b) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his or her personal account and not with a view to or for sale in connection with any distribution.

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     In  addition,  this Option may not be  exercised in whole or in part and no certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation or incur any liability under any federal, state or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Company.

5. NOTICES. Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to the Optionee shall be addressed to the Optionee at the address set forth beneath the Optionee's signature hereto or at such other address as the Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper address as aforesaid, registered or certified, and deposited, postage and registry or certification fees prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

6. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7. RULES OF CONSTRUCTION. This Agreement has been executed and delivered by the Company and shall be construed and enforced in accordance with the laws of the State of Nevada, other than any choice of law rules calling for the application of laws of another jurisdiction.

IN WITNESS WHEREOF, the Company has granted this Option on the Date of Grant specified above.

                                       QUEST RESOURCE CORPORATION



                                       By: /s/ Douglas L. Lamb
                                          ------------------------------------
                                          Douglas L. Lamb, President

IN WITNESS WHEREOF, the above named Optionee accepts this Option Agreement.




/s/ Douglas L. Lamb
-----------------------------------
Douglas L. Lamb

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